Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

DATED AS OF DECEMBER 12, 2014

Reference is made to the Credit Agreement, dated as of December 28, 2012, (as supplemented, amended or otherwise modified, the “Credit Agreement”) among The PrivateBank and Trust Company, as Collateral Agent, Administrative Agent and Co-Lead Arranger, (“The PrivateBank”), the other financial institutions party to the Credit Agreement (together with The PrivateBank and any additional lenders included on Annex A hereto, the “Lenders”) and Primoris Services Corporation, a Delaware corporation, (the “Borrower”).  Any terms not defined herein shall have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, pursuant to Section 2.7 of the Credit Agreement, the Borrower has decided to incur additional indebtedness pursuant to a Revolving Facility Increase in the amount of Fifty Million and 00/100 Dollars ($50,000,000);

WHEREAS, Section 2.7.1 of the Credit Agreement provides that the aggregate principal amount of all additional Commitments added pursuant to Section 2.7 (whether or not still outstanding or in effect) shall not exceed the Incremental Increase Amount; and

WHEREAS, the $50,000,000 Revolving Facility Increase is the Incremental Increase Amount per Section 2.7 of the Credit Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, the Lenders (including additional lenders as identified on Annex A hereto) have agreed to the aforementioned Revolving Facility Increase.

In consideration of the mutual agreements herein contained, the Lenders and Borrower hereto agree as follows:

SECTION  A.                    AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions set forth in Section B hereof and the accuracy of the representations and warranties set forth in Section C hereof, the Lenders hereby agree with the Borrower to amend, effective on and as of the date first above written, the Credit Agreement as follows:

1.                                      The definition of “L/C Sublimit” in Section 1 “DEFINITIONS” is hereby deleted in its entirety and replaced with the following definition:

L/C Sublimit means One Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000).

2.                                      The definition of “Loan Documents” in Section 1 “DEFINITIONS” is hereby deleted in its entirety and replaced with the following definition:

Loan Documents means this Agreement, the Notes, the Letters of Credit, the Master Letter of Credit Agreement, the L/C Applications, the Agent Fee Letter, the Collateral Documents, the Subordination Agreements and the Intercreditor Agreement as all such documents may be supplemented, amended or otherwise modified from time to time and all documents, instruments and agreements delivered in connection with the foregoing.

3.                                      The definition of “Revolving Commitment” in Section 1 “DEFINITIONS” is hereby deleted in its entirety and replaced with the following definition:

Revolving Commitment means One Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000), as reduced from time to time pursuant to Section 6.

4.                                      Annex A is hereby replaced in its entirety with the attached Annex A.

5.                                      Annex B is hereby replaced in its entirety with the attached Annex B.

SECTION B.                       CONDITIONS OF AMENDMENT

B-1                            Section A of this Third Amendment shall be effective as of the date first written above subject to the receipt by the Collateral Agent of each of the following from the Borrower, all of which must be satisfactory to the Lenders and their counsel in form, substance and execution:

(a)                                 This Third Amendment duly executed and delivered by each of the parties hereto;

(b)                                 A Counterpart of the Acknowledgement and Consent, a form of which is attached hereto as EXHIBIT A, duly executed and delivered by each of the Guarantors;

(c)                                  One original of each Note executed in connection with the Revolving Facility Increase duly executed and delivered by the Borrower;

(d)                                 Opinion of counsel to the Borrower;

(e)                                  Evidence as requested by the Lenders that the representations and warranties of the Borrower made in Section C of this Third Amendment are true and correct as of the date first written above;

(f)                                   Certificate of Secretary of the Borrower certifying as to Good Standing, Articles of Incorporation, Bylaws and corporate Resolutions approving this Third Amendment and the Notes executed in connection with the Revolving Facility Increase;

(g)                                  Satisfactory Uniform Commercial Code, pending suit and judgment, tax lien and bankruptcy search results relative to the Borrower and each Guarantor; and

(h)                                 Counterpart originals or certified or other copies of all corporate and other proceedings, pertaining directly to this Third Amendment and all documents and instruments directly incident to this Third Amendment as the Lenders or their counsel may reasonably request.

SECTION C.                       MISCELLANEOUS

C-1.                         The Borrower and the Lenders hereby acknowledge and reaffirm the following Terms and Conditions to the Revolving Facility Increase as set forth in Section 2.7.2 of the Credit Agreement:

(i) no Default or Event of Default shall exist immediately prior to or after giving effect to such Revolving Facility Increase, and, after giving effect to such Revolving Facility Increase on a pro forma basis, the Borrower shall be in compliance with the financial covenants set forth herein based on the financial information most recently delivered to the Administrative Agent;

(ii) the terms and documentation in respect of any Revolving Facility Increase shall be consistent with the Revolving Loans,

(iii) any loans made pursuant to a Revolving Facility Increase shall be incurred by the Borrower and will be secured and guaranteed on a pari passu basis with the other obligations of the Borrower,

(iv) any such Revolving Facility Increase shall have a maturity date on the Termination Date,

(v) any Lenders providing such Revolving Facility Increase shall be entitled to the same voting rights as the existing Lenders, (vi) any such Revolving Facility Increase shall be in a minimum principal amount of (A) $5,000,000 and integral multiples of $5,000,000 in excess thereof,

(vi) the proceeds of any such Revolving Facility Increase will be used for the purposes set forth in the Credit Agreement,

(vii) the Borrower shall execute a promissory note in favor of any new Lender or any existing Lender requesting a promissory note, as applicable, who provides a Revolving Facility Increase or whose Revolving Commitment is increased, as applicable, pursuant to the Credit Agreement, and

(viii) the conditions to Extensions of Credit in the Credit Agreement have been satisfied.

C-2.                         The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that, (A) no Default or Event of Default shall exist immediately prior to or after giving effect to the Revolving Facility Increase, and (B) after giving effect to any such Revolving Facility Increase on a pro forma basis, the Borrower will be in compliance with the financial covenants set forth in the Credit Agreement.

C-3.                         The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that as of the date hereof, the representations, warranties and covenants set forth in the Credit Agreement are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and the Borrower is in full compliance with all other terms and conditions of the Credit Agreement.

C-4.                         The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that there are no Uniform Commercial Code financing statements in effect with respect to the collateral of the Borrower or any Loan Party (other than those Uniform Commercial Code financing statements on file for the benefit of the Bank as Collateral Agent) that secure collateral other than equipment.

C-5.                         The Borrower hereby represents to the Collateral Agent, the Administrative Agent and the Lenders that there are no pending lawsuits against the Borrower or any Loan Party that, if decided adversely against the Borrower or any Loan Party, would not be covered by insurance.

C-6.                         The Borrower confirms its agreement, pursuant to Section 15.5 of the Credit Agreement to pay promptly all reasonable expenses of the Administrative Agent and the Lenders related to this Third Amendment and all matters contemplated hereby, including, without limitation, all reasonable fees and expenses of counsel to the Lenders and all expenses and fees of Corporation Service Company.

C-7.                         Except as expressly provided herein, the execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender nor constitute a waiver of any provision of the Credit Agreement, any Loan Document or any other document, instrument or agreement executed and delivered in connection with any of the foregoing.

C-8.                         THIS THIRD AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

C-9.                         The Lenders hereby consent to the execution and delivery of this Third Amendment and further agree that the Noteholders shall be entitled to rely on the foregoing consent.

C-10.                  Except as waived and amended by the foregoing, no other terms of the Credit Agreement are in any way changed by this Third Amendment and the aforementioned documents shall continue in full force and effect in accordance with their original terms.  This Agreement may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Agreement.

C-11.                  By executing this Third Amendment, the additional lenders listed on Annex A hereto agree to the terms and conditions of the Credit Agreement and any other Loan Documents and, as such, this Third Amendment shall serve as a joinder agreement per Section 2.7.4 of the Credit Agreement.  The Administrative Agent consents to the addition of the lenders as listed on Annex A hereto.

[Signature Page to Follow]

The parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

PRIMORIS SERVICES CORPORATION

By:	/s/ John Perisich
EVP

THE PRIVATEBANK AND TRUST COMPANY,
as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ John M. O’Connell
Managing Director

THE BANK OF THE WEST,
as Co- Lead Arranger and as a Lender

By:	/s/Nabil B. Khoury
Vice President, Commercial Banking Group

IBERIABANK,
as a Lender

By:	/s/ Erin D. Fremin
Senior Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Allen K. King
Senior Vice President

UMB BANK, n.a.
as a Lender

By:	/s/ S. Scott Heady
S.V.P.

Signature Page to Third Amendment

ANNEX A

LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment Amount	Pro Rata Share
The PrivateBank and Trust Company	$40,000,000	32%
The Bank of the West	$35,000,000	28%
IBERIABANK	$20,000,000	16%
Branch Banking and Trust Company	$15,000,000	12%
UMB BANK, n.a.	$15,000,000	12%
TOTALS	$125,000,000	100%

ANNEX B

ADDRESSES FOR NOTICES

PRIMORIS SERVICES CORPORATION, as Borrower:

John M. Perisich

Sr. Vice President/General Counsel

26000 Commercentre Dr.

Lake Forest, CA  92630

Telephone:  (949) 454-7110

Facsimile:  (949) 595-5544

THE PRIVATEBANK AND TRUST COMPANY, as Administrative Agent, Issuing Lender and a Lender:

Notices of Borrowing , Conversion, Continuation and Letter of Credit Issuance

120 South LaSalle Street
Chicago, Illinois 60603
Attention: John M. O’Connell
Telephone: (312) 564-1239
Facsimile:  (312) 564-6888

All Other Notices

120 South LaSalle Street

Chicago, Illinois 60603

Attention:  Brad Nelson

Telephone: (312) 564-1351

Facsimile:  (312) 564-1794

With a Copy to:

James E. Carroll

Perkins Coie LLP

131 South Dearborn Street, Suite 1700

Chicago, Illinois 60603

Telephone:  (312) 324-8445

Facsimile:  (312) 324-9445

IBERIABANK, as a Lender:

Erin D. Fremin

Senior Vice President

Commercial Relationship Manager

NMLS # 585725

601 Poydras Street, Suite 2075

New Orleans, LA 70130

Telephone: (504) 310-7312

Facsimile: (504) 310-7307

Email:  efremin@iberiabank.com

With a copy to:

William H. Langenstein III

Chaffe McCall, LLP

1100 Poydras Street, Suite 2300

New Orleans, LA 70163

Telephone: (504) 585-7037

Facsimile: (504) 585-7075

THE BANK OF THE WEST, as Co-Lead Arranger and as a Lender:

Nabil B. Khoury

Commercial Banking Group

15165 Ventura Blvd., Ste. 220

Sherman Oaks, CA 91403

Telephone:  (818) 728-3620

Facsimile:  (818) 728-3611

Email:  nabil.khoury@bankofthewest.com

UMB BANK, N.A., as a Lender:

S. Scott Heady

Senior Vice President

UMB Bank, n.a.

1010 Grand Boulevard

Kansas City, MO 64106

Telephone:  (816) 860-8513

Facsimile:  (816) 860-7143

Email:  scott.heady@umb.com

Blake Smith

Senior Vice President, Corporate Banking

UMB Bank, n.a.

1010 Grand Boulevard

Kansas City, MO 64106

Telephone:  (816) 860-7927 Direct

Facsimile:  (816) 691-6857 Fax

Email:  blake.smith@umb.com

BRANCH BANKING AND TRUST COMPANY, as a Lender:

Allen K. King

Senior Vice President, Corporate Banking

BB&T Capital Markets

2001 Ross Avenue, Suite 2700

Dallas, TX 75201

Telephone:  (214) 234-7775

Facsimile:  (214) 234-7780

Email:  akking@bbandt.com

Janet Wheeler

Vice President, Sales and Service Officer

Capital Markets Corporate Banking

2001 Ross Avenue, Suite 2700

Dallas, TX 75201

Telephone:  (972) 707-6775

EXHIBIT A

FORM OF ACKNOWLEDGEMENT AND CONSENT

DATED AS OF DECEMBER             , 2014

Each of the undersigned, as a Loan Party, hereby acknowledges and consents to the Third Amendment, of even date herewith, to the Credit Agreement dated as of December 28, 2012, (as supplemented, amended or otherwise modified, the “Credit Agreement”) among The PrivateBank and Trust Company, as Administrative Agent and Co-Lead Arranger, the other financial institutions party to the Credit Agreement (together with The PrivateBank, the “Lenders”) and Primoris Services Corporation, a Delaware corporation, and hereby confirms and agrees that the Loan Documents to which each Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.  Each of the undersigned Loan Parties further acknowledges and consents, per the Third Amendment and the Notes executed in connection with the Third Amendment, to the increase of the Revolving Commitment to $125,000,000.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute this Acknowledgement and Consent as of the date first written above.

PRIMORIS SERVICES CORPORATION	VADNAIS TRENCHLESS SERVICES, INC.

By:	By:
Title:	Its:

ARB, INC.	FORCE SPECIALTY SERVICES, INC.

By:	By:
Title:	Its:

ARB STRUCTURES, INC.	ALASKA CONTINENTAL PIPELINE, INC.

By:	By:
Title:	Its:

CARDINAL CONTRACTORS, INC.	ONQUEST HEATERS, INC.

By:	By:
Title:	Its:

JUNIPER ROCK CORPORATION	BTEX MATERIALS, LLC

By:	By:
Title:	Its:

ONQUEST, INC.	MILLER SPRINGS MATERIALS, L.L.C.

By:	By:
Title:	Its:

STELLARIS LLC	GML COATINGS, LLC

By:	By:
Title:	Its:

JAMES CONSTRUCTION GROUP, L.L.C.	SAXON CONSTRUCTION, INC.

By:	By:
Title:	Its:

ROCKFORD CORPORATION	Q3 CONTRACTING, INC.

By:	By:
Title:	Its:

PRIMORIS ENERGY SERVICES CORPORATION

By:
Title:

[Signature Page to Acknowledgement and Consent]